UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2023

Commission file number 001-39531

PROCESSA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	45-1539785
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076
(Address of Principal Executive Offices, Including Zip Code)

(443) 776-3133
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock: Par value $.0001	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation Disclosure.

Dr. David Young, President of Research and Development of Processa Pharmaceuticals, Inc. (“Processa”) will present at the 20th Orphan Drugs and Rare Diseases Global Congress 2023 Americas. The conference is on November 16-17, at the Revere Hotel Boston Common. Dr. Young’s presentation titled “Benefit-Risk Analysis for FDA Approval Requires More Than a Pivotal Trial” will be held on November 16, 2023 at 2:40 PM ET.

During the session, Processa’s presentation will be uploaded into a portal, which is furnished as Exhibit 99.1 and is incorporated herein by reference. The presentation will also be made available in the “Presentation” section on Processa’s website, located at https://www.processapharmaceuticals.com.

Processa undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time through the filing of other reports or documents with the Securities Exchange Commission, through press releases, or through other public disclosure, including in the “Investors” section of Processa’s website. Processa routinely uses its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Processa Pharmaceuticals Presentation dated November 16, 2023.
104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 16, 2023.

PROCESSA PHARMACEUTICALS, INC.
Registrant

By:	/s/ George Ng
George Ng
Chief Executive Officer